                                                                      EXHIBIT 99

                            GLOBAL STRUCTURED FINANCE

                              BoAMS 2004-09 Group 1
                                30 YR Fixed Pool
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $282,899,098.92
Loan Count: 543
Cut-off Date: 2004-10-01
Avg. Loan Balance: $520,992.82
Avg. Orig. Balance: $521,351.16
W.A. FICO*: 746
W.A. Orig. LTV: 70.76%
W.A. Cut-Off LTV: 70.71%
W.A. Gross Coupon: 6.0774%
W.A. Net Coupon: 5.8219%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 1.99%
% over 100 COLTV: 0.00%
% with PMI: 1.99%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 22.42%
W.A. MI Adjusted LTV: 70.31%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.30%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

                              ORIGINAL BALANCE        PERCENT
                              ---------------------   -------
                              250,001 - 350,000          2.07%
                              350,001 - 450,000         30.65
                              450,001 - 550,000         26.34
                              550,001 - 650,000         16.01
                              650,001 - 750,000          9.75
                              750,001 - 850,000          4.57
                              850,001 - 950,000          3.83
                              950,001 - 1,050,000        4.89
                              1,050,001 - 1,150,000      0.41
                              1,250,001 - 1,350,000      0.47
                              1,350,001 - 1,450,000      0.48
                              1,450,001 - 1,550,000      0.53
                                                      -------
                              Total:                   100.00%
                                                      -------

Average: $521,351.16
Lowest: $336,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                              CUT-OFF BALANCE         PERCENT
                              ---------------------   -------
                              250,001 - 350,000          2.19%
                              350,001 - 450,000         30.53
                              450,001 - 550,000         26.34
                              550,001 - 650,000         16.01
                              650,001 - 750,000          9.75
                              750,001 - 850,000          4.57
                              850,001 - 950,000          3.83
                              950,001 - 1,050,000        4.89
                              1,050,001 - 1,150,000      0.41
                              1,250,001 - 1,350,000      0.47
                              1,350,001 - 1,450,000      0.48
                              1,450,001 - 1,550,000      0.53
                                                      -------
                              Total:                   100.00%
                                                      -------

Average: $520,992.82
Lowest: $336,000.00
Highest: $1,498,542.09

--------------------------------------------------------------------------------

4. Index

                              INDEX    PERCENT
                              ------   -------
                              FIX       100.00%
                                       -------
                              Total:    100.00%
                                       -------

--------------------------------------------------------------------------------

5. Product Type

                              PRODUCT TYPE   PERCENT
                              ------------   -------
                              30 YR           100.00%
                                             -------
                              Total:          100.00%
                                             -------

--------------------------------------------------------------------------------

6. Coupon

                              COUPON          PERCENT
                              -------------   -------
                              5.251 - 5.375      0.29%
                              5.376 - 5.500      0.30
                              5.501 - 5.625      0.74
                              5.626 - 5.750      4.67
                              5.751 - 5.875     20.39
                              5.876 - 6.000     28.18
                              6.001 - 6.125     17.16
                              6.126 - 6.250     16.43
                              6.251 - 6.375      6.40
                              6.376 - 6.500      2.67
                              6.501 - 6.625      1.72
                              6.626 - 6.750      0.18
                              6.751 - 6.875      0.14
                              6.876 - 7.000      0.52
                              7.001 - 7.125      0.19
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 6.077
Lowest: 5.375
Highest: 7.125

--------------------------------------------------------------------------------

7. Credit Score

                              CREDIT SCORE   PERCENT
                              ------------   -------
                              800 - 849         5.32%
                              750 - 799        48.66
                              700 - 749        28.79
                              650 - 699        15.08
                              600 - 649         2.01
                              N/A               0.14
                                             -------
                              Total:          100.00%
                                             -------
W.A.: 746
Lowest: 625
Highest: 830

--------------------------------------------------------------------------------

8. Lien Position

                              LIEN POSITION   PERCENT
                              -------------   -------
                              1                100.00%
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

9. Loan Purpose

                              LOAN PURPOSE          PERCENT
                              -------------------   -------
                              Purchase                58.69%
                              Refinance-Rate/Term     23.96
                              Refinance-Cashout       17.35
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

10. Property Type

                              PROPERTY TYPE   PERCENT
                              -------------   -------
                              SFR               67.47%
                              PUD Detach        23.18
                              Condo              5.61
                              PUD Attach         0.97
                              2-Family           0.97
                              Townhouse          0.65
                              Cooperative        0.65
                              4-Family           0.31
                              3-Family           0.19
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

11. Documentation

                              DOCUMENTATION    PERCENT
                              --------------   -------
                              Rapid              52.44%
                              Standard           25.30
                              Reduced            21.59
                              All Ready Home      0.67
                                               -------
                              Total:            100.00%
                                               -------

--------------------------------------------------------------------------------

12. Occupancy Status

                              OCCUPANCY STATUS   PERCENT
                              ----------------   -------
                              Primary              87.72%
                              Secondary            12.28
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

13. PMI Providers

                              PMI PROVIDERS   PERCENT
                              -------------   -------
                              NONE              98.01%
                              UGRIC              1.12
                              PMIC               0.36
                              RGIC               0.25
                              RMIC               0.25
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

14. State

                              STATE        PERCENT
                              ----------   -------
                              California     49.99%
                              Florida         7.37
                              Illinois        5.35
                              Virginia        5.05
                              Maryland        4.69
                              Other          27.54
                                           -------
                              Total:        100.00%
                                           -------

--------------------------------------------------------------------------------

15. California

                              CALIFORNIA            PERCENT
                              -------------------   -------
                              Northern California     55.86%
                              Southern California     44.14
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

16. Zip Code

                              ZIP CODE   PERCENT
                              --------   --------
                              95030         1.30%
                              20854         0.83
                              94507         0.79
                              92660         0.67
                              94403         0.63
                              Other        95.78
                                         --------
                              Total:      100.00%
                                         --------

--------------------------------------------------------------------------------

17. Delinquency*

                              DELINQUENCY*   PERCENT
                              ------------   -------
                              0-29 days       100.00%
                                             -------
                              Total:          100.00%
                                             -------
* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

                              TIMES 30 DAYS DLQ   PERCENT
                              -----------------   -------
                              0                     99.55%
                              1                      0.45
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

19. Convertible Flag

                              CONVERTIBLE FLAG   PERCENT
                              ----------------   -------
                              N                   100.00%
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

20. Buydown Agreement

                              BUYDOWN AGREEMENT   PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

21. Original Term

                              ORIGINAL TERM   PERCENT
                              -------------   -------
                              300                0.86%
                              360               99.14
                                              -------
                              Total:           100.00%
                                              -------
W.A.: 359.5 months
Lowest: 300 months
Highest: 360 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

                              CUT-OFF REMAINING TERM   PERCENT
                              ----------------------   -------
                              295 - 300                   0.86%
                              355 - 360                  99.14
                                                       -------
                              Total:                    100.00%
                                                       -------

W.A.: 358.9 months
Lowest: 299 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

                              CUTOFF LOAN AGE   PERCENT
                              ---------------   -------
                              0                   41.96%
                              1 - 6               58.04
                                                -------
                              Total:             100.00%
                                                -------
W.A.: 0.6 months
Lowest: 0 months
Highest: 3 months

--------------------------------------------------------------------------------

24. OLTV

                              OLTV            PERCENT
                              -------------   -------
                              <= 20.00           0.39%
                              20.01 - 25.00      0.17
                              25.01 - 30.00      0.18
                              30.01 - 35.00      0.53
                              35.01 - 40.00      0.52
                              40.01 - 45.00      1.19
                              45.01 - 50.00      3.71
                              50.01 - 55.00      3.89
                              55.01 - 60.00      7.76
                              60.01 - 65.00      8.86
                              65.01 - 70.00     12.75
                              70.01 - 75.00     12.40
                              75.01 - 80.00     45.66
                              80.01 - 85.00      0.44
                              85.01 - 90.00      1.43
                              90.01 - 95.00      0.12
                                              -------
                              Total:           100.00%
                                              -------
W.A.: 70.76%
Lowest: 14.61%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

                              CUT-OFF LTV     PERCENT
                              -------------   -------
                              <= 20.00           0.39%
                              20.01 - 25.00      0.17
                              25.01 - 30.00      0.18
                              30.01 - 35.00      0.53
                              35.01 - 40.00      0.52
                              40.01 - 45.00      1.19
                              45.01 - 50.00      3.71
                              50.01 - 55.00      3.89
                              55.01 - 60.00      7.76
                              60.01 - 65.00      8.86
                              65.01 - 70.00     12.75
                              70.01 - 75.00     12.40
                              75.01 - 80.00     45.66
                              80.01 - 85.00      0.44
                              85.01 - 90.00      1.43
                              90.01 - 95.00      0.12
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 70.71%
Lowest: 14.61%
Highest: 94.91%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC


________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                              BoAMS 2004-09 Group 2
                                15 Yr FIXED POOL
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $51,328,857.74
Loan Count: 94
Cut-off Date: 2004-10-01
Avg. Loan Balance: $546,051.68
Avg. Orig. Balance: $547,620.88
W.A. FICO*: 746
W.A. Orig. LTV: 65.01%
W.A. Cut-Off LTV: 64.82%
W.A. Gross Coupon: 5.5374%
W.A. Net Coupon: 5.2819%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 179 months
W.A. Age: 1 months
% over 80 COLTV: 1.52%
% over 100 COLTV: 0.00%
% with PMI: 1.52%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.00%
W.A. MI Adjusted LTV: 64.65%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.93%
% Conforming: 0.00%

--------------------------------------------------------------------------------

2. Original Balance

                              ORIGINAL BALANCE        PERCENT
                              ---------------------   -------
                              250,001 - 350,000          1.33%
                              350,001 - 450,000         29.23
                              450,001 - 550,000         24.25
                              550,001 - 650,000         19.00
                              650,001 - 750,000          2.72
                              750,001 - 850,000          4.54
                              850,001 - 950,000          1.85
                              950,001 - 1,050,000        9.67
                              1,050,001 - 1,150,000      2.14
                              1,150,001 - 1,250,000      2.43
                              1,450,001 - 1,550,000      2.85
                                                      -------
                              Total:                   100.00%
                                                      -------
Average: $547,620.88
Lowest: $336,987.00
Highest: $1,468,800.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

                              CUT-OFF BALANCE         PERCENT
                              ---------------------   -------
                              250,001 - 350,000          1.33%
                              350,001 - 450,000         29.23
                              450,001 - 550,000         24.25
                              550,001 - 650,000         19.00
                              650,001 - 750,000          2.72
                              750,001 - 850,000          4.54
                              850,001 - 950,000          1.85
                              950,001 - 1,050,000        9.67
                              1,050,001 - 1,150,000      2.14
                              1,150,001 - 1,250,000      2.43
                              1,450,001 - 1,550,000      2.85
                                                      -------
                              Total:                   100.00%
                                                      -------
Average: $546,051.68
Lowest: $334,486.37
Highest: $1,463,586.02

--------------------------------------------------------------------------------

4. Index

                              INDEX    PERCENT
                              ------   -------
                              FIX       100.00%
                                       -------
                              Total:    100.00%
                                       -------

--------------------------------------------------------------------------------

5. Product Type

                              PRODUCT TYPE   PERCENT
                              ------------   -------
                              15 YR           100.00%
                                             -------
                              Total:          100.00%
                                             -------

--------------------------------------------------------------------------------

6. Coupon

                              COUPON           PERCENT
                              -------------    -------
                              4.876 - 5.000       0.87%
                              5.001 - 5.125       2.16
                              5.126 - 5.250       3.13
                              5.251 - 5.375      15.24
                              5.376 - 5.500      46.52
                              5.501 - 5.625      15.41
                              5.626 - 5.750       9.41
                              5.751 - 5.875       3.15
                              5.876 - 6.000       2.87
                              6.001 - 6.125       1.25
                                               -------
                              Total:            100.00%
                                               -------
W.A.: 5.537
Lowest: 5.000
Highest: 6.125

--------------------------------------------------------------------------------

7. Credit Score

                              CREDIT SCORE   PERCENT
                              ------------   -------
                              800 - 849         7.72%
                              750 - 799        43.41
                              700 - 749        34.37
                              650 - 699        13.70
                              600 - 649         0.80
                                             -------
                              Total:          100.00%
                                             -------
W.A.: 746
Lowest: 626
Highest: 818

--------------------------------------------------------------------------------

8. Lien Position

                              LIEN POSITION   PERCENT
                              -------------   -------
                              1                100.00%
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

9. Loan Purpose

                              LOAN PURPOSE          PERCENT
                              -------------------   -------
                              Purchase                45.96%
                              Refinance-Rate/Term     38.04
                              Refinance-Cashout       14.55
                              Cons/Perm                1.44
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

10. Property Type

                              PROPERTY TYPE   PERCENT
                              -------------   -------
                              SFR               73.43%
                              PUD Detach        20.72
                              Condo              5.85
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

11. Documentation

                              DOCUMENTATION    PERCENT
                              --------------   -------
                              Rapid              45.22%
                              Reduced            27.43
                              Standard           26.49
                              All Ready Home      0.87
                                               -------
                              Total:            100.00%
                                               -------

--------------------------------------------------------------------------------

12. Occupancy Status

                              OCCUPANCY STATUS   PERCENT
                              ----------------   -------
                              Primary              89.96%
                              Secondary            10.04
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

13. PMI Providers

                              PMI PROVIDERS   PERCENT
                              -------------   -------
                              NONE              98.48%
                              RGIC               0.80
                              GEMIC              0.73
                                              -------
                              Total:           100.00%
                                              -------

--------------------------------------------------------------------------------

14. State

                              STATE        PERCENT
                              ----------   -------
                              California     39.35%
                              Texas          12.36
                              Florida        12.28
                              Georgia         7.39
                              Virginia        6.47
                              Other          22.15
                                           -------
                              Total:        100.00%
                                           -------

--------------------------------------------------------------------------------

15. California

                              CALIFORNIA            PERCENT
                              -------------------   -------
                              Northern California     43.78%
                              Southern California     56.22
                                                    -------
                              Total:                 100.00%
                                                    -------

--------------------------------------------------------------------------------

16. Zip Code

                              ZIP CODE   PERCENT
                              --------   -------
                              33156         2.93%
                              78703         2.85
                              90266         2.43
                              91364         2.34
                              95228         2.14
                              Other        87.32
                                         -------
                              Total:      100.00%
                                         -------

--------------------------------------------------------------------------------

17. Delinquency*

                              DELINQUENCY*   PERCENT
                              ------------   -------
                              0-29 days       100.00%
                                             -------
                              Total:          100.00%
                                             -------
* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

                              TIMES 30 DAYS DLQ   PERCENT
                              -----------------   -------
                              0                     99.21%
                              1                      0.79
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

19. Convertible Flag

                              CONVERTIBLE FLAG   PERCENT
                              ----------------   -------
                              N                   100.00%
                                                 -------
                              Total:              100.00%
                                                 -------

--------------------------------------------------------------------------------

20. Buydown Agreement

                              BUYDOWN AGREEMENT   PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

--------------------------------------------------------------------------------

21. Original Term

                              ORIGINAL TERM   PERCENT
                              -------------   -------
                              180              100.00%
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

                              CUT-OFF REMAINING TERM   PERCENT
                              ----------------------   -------
                              175 - 180                 100.00%
                                                       -------
                              Total:                    100.00%
                                                       -------

W.A.: 179.3 months
Lowest: 178 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

                              CUTOFF LOAN AGE   PERCENT
                              ---------------   -------
                              0                   27.75%
                              1 - 6               72.25
                                                -------
                              Total:             100.00%
                                                -------

W.A.: 0.7 months
Lowest: 0 months
Highest: 2 months

--------------------------------------------------------------------------------

24. OLTV

                              OLTV            PERCENT
                              -------------   -------
                              <= 20.00           1.26%
                              20.01 - 25.00      1.63
                              25.01 - 30.00      2.16
                              30.01 - 35.00      1.92
                              35.01 - 40.00      2.24
                              40.01 - 45.00      2.79
                              45.01 - 50.00      4.10
                              50.01 - 55.00      4.23
                              55.01 - 60.00      8.17
                              60.01 - 65.00     16.70
                              65.01 - 70.00      8.62
                              70.01 - 75.00     15.56
                              75.01 - 80.00     29.10
                              85.01 - 90.00      1.52
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 65.01%
Lowest: 20.00%
Highest: 90.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

                              CUT-OFF LTV     PERCENT
                              -------------   -------
                              <= 20.00           1.26%
                              20.01 - 25.00      1.63
                              25.01 - 30.00      2.16
                              30.01 - 35.00      1.92
                              35.01 - 40.00      2.24
                              40.01 - 45.00      2.79
                              45.01 - 50.00      4.10
                              50.01 - 55.00      4.23
                              55.01 - 60.00      8.17
                              60.01 - 65.00     17.94
                              65.01 - 70.00      8.28
                              70.01 - 75.00     14.67
                              75.01 - 80.00     29.10
                              85.01 - 90.00      1.52
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 64.82%
Lowest: 19.93%
Highest: 89.89%


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Banc of America Securities LLC

________________________________________________________________________________

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            GLOBAL STRUCTURED FINANCE

                              BoAMS 2004-09 Group 3
                                  Seasoned Pool
                            Collateral Summary Report

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1. General Pool Characteristics

Pool Size: $96,089,190.92
Loan Count: 220
Cut-off Date: 2004-10-01
Avg. Loan Balance: $436,769.05
Avg. Orig. Balance: $453,926.75
W.A. FICO*: 739
W.A. Orig. LTV: 67.89%
W.A. Cut-Off LTV: 65.47%
W.A. Gross Coupon: 6.6956%
W.A. Net Coupon: 6.4401%
W.A. Admin Fee: 0.2555%
W.A. Orig. Term: 342 months
W.A. Rem. Term: 316 months
W.A. Age: 26 months
% over 80 COLTV: 0.87%
% over 100 COLTV: 0.00%
% with PMI: 0.87%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 27.27%
W.A. MI Adjusted LTV: 65.25%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.02%
% Conforming: 2.11%

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2. Original Balance

                              ORIGINAL BALANCE      PERCENT
                              -------------------   -------
                              250,001 - 350,000        8.17%
                              350,001 - 450,000       44.47
                              450,001 - 550,000       24.05
                              550,001 - 650,000       15.31
                              650,001 - 750,000        3.61
                              750,001 - 850,000        1.54
                              850,001 - 950,000        1.83
                              950,001 - 1,050,000      1.01
                                                    -------
                              Total:                 100.00%
                                                    -------

Average: $453,926.75
Lowest: $303,800.00
Highest: $1,000,000.00

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3. Cut-Off Balance

                              CUT-OFF BALANCE       PERCENT
                              -------------------   -------
                              250,001 - 350,000       14.12%
                              350,001 - 450,000       44.47
                              450,001 - 550,000       20.39
                              550,001 - 650,000       13.03
                              650,001 - 750,000        5.15
                              850,001 - 950,000        1.83
                              950,001 - 1,050,000      1.01
                                                    -------
                              Total:                 100.00%
                                                    -------

Average: $436,769.05
Lowest: $256,395.80
Highest: $974,970.90

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4. Index

                              INDEX    PERCENT
                              ------   -------
                              FIX       100.00%
                                       -------
                              Total:    100.00%
                                       -------

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5. Product Type

                              PRODUCT TYPE   PERCENT
                              ------------   -------
                              30 YR            90.09%
                              15 YR             9.91
                                             -------
                              Total:          100.00%
                                             -------

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6. Coupon

                              COUPON          PERCENT
                              -------------   -------
                              5.876 - 6.000      0.38%
                              6.001 - 6.125      1.00
                              6.126 - 6.250      6.14
                              6.251 - 6.375      5.56
                              6.376 - 6.500     11.33
                              6.501 - 6.625     15.27
                              6.626 - 6.750     28.50
                              6.751 - 6.875     23.90
                              6.876 - 7.000      5.72
                              7.001 - 7.125      1.25
                              7.126 - 7.250      0.95
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 6.696
Lowest: 6.000
Highest: 7.250

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7. Credit Score

                              CREDIT SCORE   PERCENT
                              ------------   -------
                              800 - 849         7.42%
                              750 - 799        42.80
                              700 - 749        27.46
                              650 - 699        18.96
                              600 - 649         3.35
                                             -------
                              Total:          100.00%
                                             -------

W.A.: 739
Lowest: 602
Highest: 814

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8. Lien Position

                              LIEN POSITION   PERCENT
                              -------------   -------
                              1                100.00%
                                              -------
                              Total:           100.00%
                                              -------

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9. Loan Purpose

                              LOAN PURPOSE          PERCENT
                              -------------------   -------
                              Purchase                41.75%
                              Refinance-Rate/Term     32.36
                              Refinance-Cashout       25.89
                                                    -------
                              Total:                 100.00%
                                                    -------

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10. Property Type

                              PROPERTY TYPE   PERCENT
                              -------------   -------
                              SFR               66.54%
                              PUD               25.90
                              Condo              4.41
                              2-Family           3.14
                                              -------
                              Total:           100.00%
                                              -------

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11. Documentation

                              DOCUMENTATION    PERCENT
                              --------------   -------
                              Rapid              35.03%
                              Standard           32.57
                              Reduced            30.38
                              All Ready Home      1.55
                              Stated              0.47
                                               -------
                              Total:            100.00%
                                               -------

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12. Occupancy Status

                              OCCUPANCY STATUS   PERCENT
                              ----------------   -------
                              Primary              91.33%
                              Secondary             6.46
                              Investor              2.21
                                                 -------
                              Total:              100.00%
                                                 -------

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13. PMI Providers

                              PMI PROVIDERS   PERCENT
                              -------------   -------
                              NONE              99.13%
                              RMIC               0.47
                              GEMIC              0.40
                                              -------
                              Total:           100.00%
                                              -------

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14. State

                              STATE            PERCENT
                              --------------   -------
                              California         56.65%
                              Florida            10.85
                              North Carolina      5.32
                              Virginia            3.20
                              Texas               2.85
                              Other              21.14
                                               -------
                              Total:            100.00%
                                               -------

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15. California

                              CALIFORNIA            PERCENT
                              -------------------   -------
                              Northern California     58.57%
                              Southern California     41.43
                                                    -------
                              Total:                 100.00%
                                                    -------

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16. Zip Code

                              ZIP CODE   PERCENT
                              --------   -------
                              92629         2.02%
                              94133         1.43
                              94402         1.33
                              20176         1.26
                              28117         1.23
                              Other        92.72
                                         -------
                              Total:      100.00%
                                         -------

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17. Delinquency*

                              DELINQUENCY*   PERCENT
                              ------------   -------
                              0-29 days       100.00%
                                             -------
                              Total:          100.00%
                                             -------

* MBA method

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18. Times 30 Days DLQ

                              TIMES 30 DAYS DLQ   PERCENT
                              -----------------   -------
                              0                     97.46%
                              1                      2.54
                                                  -------
                              Total:               100.00%
                                                  -------

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19. Convertible Flag

                              CONVERTIBLE FLAG   PERCENT
                              ----------------   -------
                              N                   100.00%
                                                 -------
                              Total:              100.00%
                                                 -------

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20. Buydown Agreement

                              BUYDOWN AGREEMENT   PERCENT
                              -----------------   -------
                              N                    100.00%
                                                  -------
                              Total:               100.00%
                                                  -------

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21. Original Term

                              ORIGINAL TERM   PERCENT
                              -------------   -------
                              180                9.91%
                              360               90.09
                                              -------
                              Total:           100.00%
                                              -------
W.A.: 342.2 months
Lowest: 180 months
Highest: 360 months

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22. Cut-Off Remaining Term

                              CUT-OFF REMAINING TERM   PERCENT
                              ----------------------   -------
                              121 - 168                   9.91%
                              301 - 342                  90.09
                                                       -------
                              Total:                    100.00%
                                                       -------

W.A.: 315.7 months
Lowest: 148 months
Highest: 334 months

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23. Cutoff Loan Age

                              CUTOFF LOAN AGE   PERCENT
                              ---------------   -------
                              25 - 30             99.08%
                              31 - 36              0.92
                                                -------
                              Total:             100.00%
                                                -------

W.A.: 26.5 months
Lowest: 26 months
Highest: 35 months

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24. OLTV

                              OLTV            PERCENT
                              -------------   -------
                              <= 20.00           0.40%
                              20.01 - 25.00      0.54
                              25.01 - 30.00      2.16
                              30.01 - 35.00      0.70
                              35.01 - 40.00      2.31
                              40.01 - 45.00      4.18
                              45.01 - 50.00      3.39
                              50.01 - 55.00      5.26
                              55.01 - 60.00      5.33
                              60.01 - 65.00      8.83
                              65.01 - 70.00     11.92
                              70.01 - 75.00     14.62
                              75.01 - 80.00     39.49
                              85.01 - 90.00      0.47
                              90.01 - 95.00      0.40
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 67.89%
Lowest: 9.76%
Highest: 95.00%

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25. Cut-Off LTV

                              CUT-OFF LTV     PERCENT
                              -------------   -------
                              <= 20.00           0.40%
                              20.01 - 25.00      1.25
                              25.01 - 30.00      1.46
                              30.01 - 35.00      1.06
                              35.01 - 40.00      2.69
                              40.01 - 45.00      4.54
                              45.01 - 50.00      4.23
                              50.01 - 55.00      3.93
                              55.01 - 60.00     10.67
                              60.01 - 65.00      5.94
                              65.01 - 70.00     12.93
                              70.01 - 75.00     17.33
                              75.01 - 80.00     32.69
                              85.01 - 90.00      0.47
                              90.01 - 95.00      0.40
                                              -------
                              Total:           100.00%
                                              -------

W.A.: 65.47%
Lowest: 9.14%
Highest: 92.77%

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Banc of America Securities LLC
________________________________________________________________________________

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Information contained in this material is current as of the date

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